Summary Prospectus May 1, 2012

MML Series Investment Fund

MML Large Cap Growth Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

This Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.06%	.06%
Total Annual Fund Operating Expenses	.71%	.96%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$73	$227	$395	$883
Service Class	$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in large-capitalization companies that the Fund’s subadviser, Rainier Investment Management, Inc. (“Rainier”), believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index (as of February 29, 2012, $844 million to $505.67 billion). Equity securities may include common stocks, rights, and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund will normally be invested in 40-80 securities. The Fund seeks to invest over a broad cross-section of economic sectors and industries.

In selecting securities, Rainier generally seeks to identify companies that it believes are likely to demonstrate superior earnings growth relative to their peers. Rainier typically favors companies that it believes have attractive fundamentals, such as strong

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revenue, earnings, or cash flow growth. To help control risk, Rainier typically compares the Fund’s economic sector weightings to those of a broad index, and normally avoids extreme overweighting or underweighting relative to the index.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Initial Class Shares

Highest Quarter:	3Q ’10,	15.83%	Lowest Quarter:	4Q ’08,	-	21.52%

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Average Annual Total Returns

(for periods ended December 31, 2011)

		One Year	Five Years	Since Inception (05/01/06)
Initial Class	MML Large Cap Growth Fund	-3.69%	0.27%	0.26%
Service Class	MML Large Cap Growth Fund	-3.82%	0.02%	0.01%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)		2.64%	2.50%	3.25%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Rainier Investment Management, Inc.

Portfolio Managers:

James R. Margard, CFA is the Chief Investment Officer, Director of Equity Management, and Chairman of the Board at Rainier. He has managed the Fund since May 2009.

Daniel M. Brewer, CFA is a Senior Portfolio Manager, Equity Research Analyst, and Principal at Rainier. He has managed the Fund since May 2009.

Mark W. Broughton, CFA is a Senior Portfolio Manager, Equity Research Analyst, and Principal at Rainier. He has managed the Fund since May 2009.

Stacie L. Cowell, CFA is a Senior Portfolio Manager, Equity Research Analyst, and Principal at Rainier. She has managed the Fund since May 2009.

Mark H. Dawson, CFA is a Senior Portfolio Manager, Equity Research Analyst, and Principal at Rainier. He has managed the Fund since May 2009.

Andrea L. Durbin, CFA is a Senior Portfolio Manager, Equity Research Analyst, and Principal at Rainier. She has managed the Fund since May 2009.

Peter M. Musser, CFA is a Senior Portfolio Manager, Equity Research Analyst, and Principal at Rainier. He has managed the Fund since May 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. The methods that can be used to redeem Fund shares are subject to the variable contract issuing company.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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